UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 12, 2014

TECHE HOLDING COMPANY
(Exact name of Registrant as specified in its Charter)

Louisiana	1-13712	72-1287456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 Jefferson Terrace, New Iberia Louisiana	70560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(337) 560-7151

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

TECHE HOLDING COMPANY

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1   Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On January 12, 2014, Teche Holding Company (“Teche”), the parent company of Teche Federal Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with IBERIABANK Corporation (“IBKC”), the parent company of IBERIABANK.  Under the Merger Agreement, Teche will merge with and into the IBKC (the “Merger”) after which Teche Federal Bank is expected to merge with and into IBERIABANK.  Each outstanding share of Teche’s common stock is to be converted into the right to receive 1.162 shares of IBKC common stock at the effective time of the Merger (the “Exchange Ratio”), plus cash in lieu of any fractional interest.  The Exchange Ratio will be adjusted, if the market price of IBKC common stock on the NASDAQ Global Select Market during the prescribed measurement period prior to the Merger falls below $55.80 or rises above $68.20, pursuant to the formula described in Merger Agreement.  All Teche stock options, whether or not vested, will be cashed out and shares of restricted stock will become fully vested in connection with the transaction and be exchanged for shares of IBKC common stock like the other shares of Teche common stock.

The Merger is intended to qualify as a tax-free reorganization for federal income tax purposes.  The Merger is expected to close during the second quarter of 2014.  If the Merger is not consummated under certain circumstances, Teche has agreed to pay IBKC a termination fee of up to $5,000,000, and IBKC has agreed to pay Teche a termination fee of up to $4,000,000 in certain situations.

Directors and executive officers of Teche were also required to enter into support agreements concurrent with the execution of the Merger Agreement (collectively, the “Support Agreements,” each a “Support Agreement”).  The Support Agreements provide that each director or executive officer of Teche will vote his or her shares (other than shares held in a fiduciary capacity) in favor of approval of the Merger Agreement.  The Support Agreements also restrict the transfer of the individual's shares during the period between signing and the completion of the Merger.

The Merger Agreement contains usual and customary representations and warranties that Teche and IBKC made to each other as of specific dates.  The assertions embodied in those representations and warranties were made solely for purposes of the contract between Teche and IBKC, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms.  Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between Teche and IBKC rather than establishing matters as facts.

The Merger Agreement also contains certain customary closing conditions, including approval by Teche’s shareholders and applicable banking regulatory authorities.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference in its entirety.

Section 8    Other Events

Item 8.01	Other Events.

IBERIABANK Corporation and Teche also jointly issued a press release on January 13, 2014 announcing the signing of the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9                      Financial Statements and Exhibits

Item 8.01	Financial Statements and Exhibits.

(d)  Exhibits

2.1           Agreement and Plan of Merger, dated January 12, 2014, by and between IBERIABANK Corporation and Teche
     Holding Company

99.1         Press Release, dated January 13, 2014.

Important Additional Information.

This communication is being made in respect of the proposed Merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the Merger, IBKC will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement/prospectus for the shareholders of Teche.  Teche will mail the final proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The proxy statement/prospectus, as well as other filings containing information about IBKC and Teche, will be available without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, from the IBKC’s website (http://www.iberiabank.com), under the heading “Investor Information” and on Teche’s website (http://www.teche.com).

IBKC and Teche, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Teche in respect of the Merger. Information regarding the directors and executive officers of IBKC, including their beneficial ownership of IBKC’s common stock, is set forth in the definitive proxy statement for IBKC’s 2013 annual meeting of shareholders, as filed with the SEC on April 12, 2013 and in Forms 3, 4 and 5 filed with the SEC by its officers and directors.  Information regarding the directors and executive officers of Teche, including their beneficial ownership of Teche’s common stock, is set forth in the definitive proxy statement for Teche’s 2014 annual meeting of shareholders, as filed with the SEC on December 30, 2013 and in Forms 3, 4 and 5 filed with the SEC by its officers and directors.  Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC when they become available.

Caution About Forward-Looking Statements.

This Form 8-K and the attached press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the Merger and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on IBKC’s capital ratios.  Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements and there can be no assurances that: the Merger will close when expected, the expected returns and other benefits of the Merger to shareholders will be achieved, the expected operating efficiency will result, estimated expense reductions resulting from the Merger will occur as and when expected, the impact on tangible book value will be recovered or as expected or that the effect on IBKC’s capital ratios will be as expected.  Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the time frame expected or at all, or may be more costly to achieve; that the Merger may not be timely completed, if at all; that prior to completion of the Merger or thereafter, IBKC’s and Teche’s respective businesses may not perform as expected due to transaction-related uncertainties or other factors; that the parties are unable to implement successful integration strategies; that the required regulatory, shareholder, or other closing conditions are not satisfied in a timely manner, or at all; reputational risks and the reaction of the parties’ customers to the Merger; diversion of management time to Merger-related issues; and other factors and risk influences contained in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in IBKC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013 and other documents subsequently filed by IBKC with the SEC and under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Teche’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013, and other documents subsequently filed by Teche with the SEC.  Consequently, no forward-looking statement can be guaranteed. Neither IBKC nor Teche undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  For any forward-looking statements made in this Form 8-K or in the attached press release or any related documents, protection under the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 is being claimed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHE HOLDING COMPANY
/s/ J. L. Chauvin
Date: January 13, 2014	By:	J. L. Chauvin Senior Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

2.1           Agreement and Plan of Merger, dated January 12, 2014, by and between IBERIABANK Corporation and Teche
         Holding Company.

99.1         Press Release, dated January 13, 2014.